NATIONWIDE MUTUAL FUNDS

Nationwide Small Cap Index Fund

Supplement dated January 9, 2026

to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

The Nationwide Small Cap Index Fund (the “Fund”) is updating its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the Fund will continue to track the Russell 2000® Index (the “Index”) even if the Fund operates as nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Russell 2000® Index before the deduction of Fund expenses. The Russell 2000® Index is composed of equity securities of approximately 2,000 small-cap U.S. companies in a wide range of businesses. To the extent that the Russell 2000® Index emphasizes certain sectors, the Fund will likely similarly emphasize any such sectors. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of securities of companies included in the Russell 2000® Index. The Fund does not necessarily invest in all of the securities included in the Russell 2000® Index or in the same weightings.

The Fund intends to be diversified in approximately the same proportion as the Russell 2000® Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Russell 2000® Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Russell 2000® Index.

2.	The information under the heading “Principal Risks” on page 2 of the Summary Prospectus is amended to include the following:

Nondiversified fund risk – in seeking to track the Russell 2000® Index, the Fund may become nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the Russell 2000® Index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

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